                                                                   EXHIBIT 10.26


         FIRST AMENDMENT TO SIMONS EXECUTIVE EMPLOYMENT AGREEMENT made and entered into as of July 12, 2002, by and between Swift Foods Company, formerly known as S&C Holdco, Inc., a Delaware corporation ("Holdco") and John Simons ("Simons").

                                    RECITALS:

         WHEREAS, the parties hereto are parties to the Executive Employment Agreement dated May 20, 2002 (the "Agreement");

         WHEREAS, the Agreement was prepared in a manner that anticipated Holdco's name to be changed to "Swift & Company";

         WHEREAS, the parties desire to amend the Agreement to provide and reflect that Holdco's name shall be changed to "Swift Foods Company" rather than "Swift & Company";

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         Section 1. Corporate Name Change of Holdco in Agreement. The Agreement is herby amended to reflect that Holdco's name shall be changed to "Swift Foods Company" rather than "Swift & Company."

         Section 2. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

         Section 3. Amendments. This First Amendment to Simons Executive Employment Agreement shall not be amended except in a writing signed by the parties hereto.

         Section 4. Counterparts. This First Amendment to Simons Executive Employment Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same instrument.

         Section 5. Applicable Law. This First Amendment to Simons Executive Employment Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in Delaware.

         Section 6. Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITTING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE

OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.


                            [SIGNATURE PAGE FOLLOWS]

         The undersigned parties have executed this First Amendment to Simons Executive Employment Agreement as of the dated first set forth above.



                                      EXECUTIVE



                                      /s/ JOHN SIMONS                  7/16/02
                                      ----------------------------------------
                                      John Simons



                                      SWIFT FOODS COMPANY



                                      By: /s/ DWIGHT J. GOSLEE
                                         -------------------------------------
                                            Dwight J. Goslee, President